U.S. WIRELESS CORPORATION
                                2694 Bishop Drive
                               San Ramon CA 94583

                           NOTICE OF ANNUAL MEETING OF
                           SHAREHOLDERS To Be Held on
                                November 25, 1997

To the Shareholders of
 U.S. WIRELESS CORPORATION

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of U.S. WIRELESS CORPORATION (the "Corporation") will be held at the Corporation's offices located at 2694 Bishop Drive, San Ramon, California, on November 25, 1997, at 10:00 a.m. Pacific time, for the following purposes:

     1. To elect four (4) Directors to the Corporation's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified; and

     2. To ratify the proposal to approve the Corporation=s Senior Management Incentive Plan; and

     3. To ratify the proposal to approve amendments to the Corporation's Certificate of Incorporation and By-Laws regarding the indemnification rights of the Corporation's Directors and Executive Officers; and

     4. To ratify a proposal to merge Labyrinth Communication Technologies Group, Inc., into the Corporation; and

     5. To transact such other business as properly may be brought before the meeting or an adjournment thereof.

         The close of business on October 13, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy automatically will be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                              By order of the Board of Directors

                                                     David S. Klarman, Secretary
Dated: November 4, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                            U.S. WIRELESS CORPORATION
                                2694 Bishop Drive
                               San Ramon CA 94583

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Stockholders
                         To Be Held on November 25, 1997


         This proxy statement and the accompanying form of proxy were mailed on October 31, 1997 to the stockholders of record (as of October 13, 1997) of U.S. Wireless Corporation, a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held on November 25, 1997 and at any adjournment thereof.

                SOLICITATION, VOTING, AND REVOCABILITY OF PROXIES

           Shares of the Corporation's common stock, par value $.001 per share (the "Common Stock"), represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR (i) the election of four (4) persons nominated by the Board of Directors as directors (ii) the ratification of the proposal to approve the Corporation=s Senior Management Incentive Plan (iii) the ratification of the proposal to approve amendments to the Corporation's Certificate of Incorporation and By-Laws regarding the indemnification rights of the Corporation's Directors and Executive Officers and (iv) to ratify a proposal to merge Labyrinth Communication Technologies Group, Inc., into the Corporation.

         Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy by notifying the Secretary of the Corporation, either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. An affirmative vote of a plurality of the shares of Common Stock present, in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to elect the Directors. A stockholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting, and his abstention is, in effect, a negative vote; however, a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on the election of Directors shall not be considered present and entitled to vote on the election of Directors. A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter, and his abstention is, in effect, a negative vote; however, a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on any such matter shall not be considered present and entitled to vote thereon.

          The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its Executive Officers and certain Directors to solicit proxies from stockholders in person and by mail, telegram, and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements, and other material to the beneficial owners of the Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     The Company=s Annual Report for the fiscal year ended March 31, 1997 including audited financial statements is annexed hereto. The Company=s quarterly report on form 10-QSB for the quarter ended June 30, 1997, accompanies this proxy statement as Appendix C.

     The principal executive offices of the Corporation are located at 2694 Bishop Drive, San Ramon CA 94583; the Corporation's telephone number is (510) 830-8801.

Independent Public Accountants

         The Board of Directors of the Corporation has selected Haskell & White LLP, Certified Public Accountants, as independent accountants of the Corporation for the fiscal year ending March 31, 1998. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Haskell & White LLP consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of Haskell & White LLP are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and answer appropriate questions.


                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The securities entitled to vote at the meeting are the Common Stock, par value $.01 per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. The close of business on October 13, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof. At that date, 7,325,245 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

         The following table sets forth information as of September 30, 1997 with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Corporation to be the owner of more than 5% of the outstanding shares of Common Stock; (ii) each Director; and (iii) all Officers and Directors as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares of Common Stock listed opposite his name.

---------------------------------------------------------------------------------------------------------------------

Name and  Address                                  Amount and                      % of outstanding
of Beneficial Owner                                Nature of                       shares owned
                                                   Beneficial Ownership
---------------------------------------------------------------------------------------------------------------------

Dr. Oliver Hilsenrath
c/o U.S. Wireless Corp.                            3,750,000(1)                     42.2%
2694 Bishop Drive, Suite 213

San Ramon, CA 94583
---------------------------------------------------------------------------------------------------------------------

United Textiles & Toys Corporation

448 West 16th Street                                378,758                         5.1%
New York, New York 10011

---------------------------------------------------------------------------------------------------------------------
David Tamir (2)
c/o U.S. Wireless Corp.                             33,334                           *
2694 Bishop Drive, Suite 213
San Ramon, CA 94583
---------------------------------------------------------------------------------------------------------------------
Regina Gindin (2)
c/o U.S. Wireless Corp.
2694 Bishop Drive, Suite 213                        33,334                           *
San Ramon, CA 94583
---------------------------------------------------------------------------------------------------------------------
Galit Capital Limited

    (3)                                             1,071,880                       14.5%

Tortola, British Virgin Islands
---------------------------------------------------------------------------------------------------------------------
Zoe Arbel Trust (3)
Tortola, British Virgin Islands                     500,000                         6.8%
---------------------------------------------------------------------------------------------------------------------
Amir Overseas Capital Limited(

  3)                                                554,000                         7.6%

Tortola, British Virgin Islands
---------------------------------------------------------------------------------------------------------------------
Officers and Directors as a group
(4 persons) (1) - (2)                               3,816,666                      43.0%
---------------------------------------------------------------------------------------------------------------------


         -------------------

         *Less than 1%.

     (1) Includes 1,500,000 shares of Common Stock issuable upon the exercise of an option granted pursuant to Dr. Hilsenrath's employment agreement. See AExecutive Compensation.@

     (2) Includes 33,334 shares issuable upon the exercise of an option which are presently vested and exercisable. Does not include 66,666 shares underlying the options which may vest at the rate of 33,333 shares in each of September 1998 and 1999, which are not presently vested or exercisable.

     (3) Mr. Arbel, a former Officer and Director of the Corporation, exercised options granted pursuant to an employment agreement and thereafter transferred said shares to the referenced companies. Mr. Arbel denies beneficial ownership of these shares.


Certain Reports

     No person, who during the fiscal year ended March 31, 1997 was a Director, Officer, or beneficial owner of more than ten percent of the Corporation's Common Stock (which is the only class of securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 (the "Act") (a "Reporting Person"), failed to file on a timely basis reports required by
Section 16 of the Act during the most recent fiscal year or prior years. The foregoing is based solely upon a review by the Corporation of (i) Forms 3 and 4 during the most recent fiscal year as furnished to the Corporation under Rule 16a-3(d) under the Act; (ii) Forms 5 and amendments thereto furnished to the Corporation with respect to its most recent fiscal year; and (iii) any representation received by the Corporation from any reporting person that no Form 5 is required, except as described herein.

         It is expected that the following will be considered at the meeting and that action will be taken thereon:

         I.  ELECTION OF DIRECTORS

         The Board of Directors currently consists of three members elected for a term of one year or until their successors are duly elected and qualified.

         An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy, at the Annual Meeting and entitled to vote thereon is required to elect the Directors. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

         The following table sets forth, as of September 30, 1997, the four nominees for election as Directors of the Corporation:

                                            Position with Corporation;                                    Director
Name                                        Principal Occupation and Age                                  Since

Dr. Oliver Hilsenrath                       President, CEO and Director; 40                               1996

Regina Gindin                               Director; 45                                                  1996

David Tamir                                 Director, 53                                                  1996

Dennis B. Francis                           Consultant, Director, 46                                                 *

* Nominee standing for election to the board of directors.

     The Directors of the Corporation are elected annually by the stockholders, and the Officers of the Corporation are appointed annually by the Board of Directors. Vacancies on the Board of Directors may be filled by the remaining Directors. Each current Director and Officer will hold office until the next annual meeting of stockholders or until his successor is elected and qualified.

     Dr. Oliver Hilsenrath has been the President and Chief Executive Officer and a Director of the Corporation since July 31, 1996. Since their inceptions, Dr. Hilsenrath has been the Chief Executive Officer, President, and a Director of both Labyrinth and Mantra. From 1992 through 1996, he was a Senior Vice President, General Manager, and co-founder of Geotek Communications, Inc., an international wireless carrier with networks in the United States, United Kingdom, and Germany. Dr. Hilsenrath received his Ph.D. in information theory from Technion-Polytechnical Institute of Israel. He has worked in the wireless communications industry for twenty years.


     David Tamir has been a Director of the Corporation since August 1996. Since September 1995, Mr. Tamir has been the General Manager of GeoNet Israel Limited, a subsidiary of Geotek Communications, Inc. From July 1992 to September 1995, Mr. Tamir was the President of Powerspectrum Technology Limited, a subsidiary of Geotek Communications, Inc., a cellular-wireless communications corporation. Prior thereto, from 1990 to 1992, Mr. Tamir was a representative of RAFAEL, the defense branch of the Israeli government. Mr. Tamir received BS and MS degrees in Electrical Engineering from Technion, the Israel Institute of Technology in Haifa, and an MBA degree from Hebrew University.


     Regina  Gindin has been a Director of the  Corporation  since  August 1996.
Since August 1994, Ms. Gindin has been an independent consultant for RBG Associates, a consulting firm which provides management consulting services for strategic business planning. From 1993 to August 1994, Ms. Gindin was the Senior Vice President of Strategic Management and Corporate Communications for Conner Peripherals, Inc. (AConner@), computer peripheral manufacturer. Prior thereto, from 1992 to 1993, Ms. Gindin was the acting Chief Financial Officer of such corporation and prior to that, from 1988 to 1992, she was the Vice President of Strategic Planning and Corporate Communications. Ms. Gindin received her MBA in Business Administration from the Wharton School of Finance, University of Pennsylvania. She is a Director of The American Jewish World Service. Ms. Gindin is also an advisor to the marketing department of the Wharton School of Finance.

     Dennis B. Francis has been a consultant to the Corporation since December 1996, providing technical support services. Mr. Francis has been an Executive Vice-President and Chief Technology Officer of Vanguard Cellular Systems, Inc., a cellular communications service provider for over five years. Mr. Francis is the current chairman of the Nortel Technology Officers Council and has served on the CTIA Chief Technology Officers Council for four years. Mr. Francis graduated from the University of Texas at Arlington, Texas with a Bachelors of Science in Industrial Engineering.

     The Corporation has agreed to indemnify its Officers and Directors with respect to certain liabilities including liabilities which may arise under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, Officers, and controlling persons of the Corporation pursuant to any charter, provision, by-law, contract, arrangement, statute or otherwise, the Corporation has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Corporation of expenses incurred or paid by a Director, Officer, or controlling person of the Corporation in the successful defense of any such action, suit, or proceeding) is asserted by such Director, Officer, or controlling person of the Corporation in connection with the Securities being registered, the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act. The Corporation will be governed by the final adjudication of such issue.

Board Meetings, Committees, and Compensation

     During the fiscal year ended March 31, 1997, one meeting of the Board of Directors was held by telephonic conference. Action was taken on fifteen (15) occasions by unanimous written consents of the Board of Directors which consents were obtained in lieu of meetings. The Corporation does not pay its Directors for attendance at meetings of the Board of Directors.

     The Board of Directors recommends that you vote "FOR" the nominees for Directors.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, or paid by the Corporation during the year ended March 31, 1997 to each of the named Executive Officers of the Corporation.


                                                Summary Compensation Table

                                                     Annual Compensation
(a)                                 (b)              (c)               (d)              (e)               (f)
Name and Principal                                                                     Options/         Other Annual
Position                            Year(1)          Salary($)(2)       Bonus($)       SARS             Compensation


Dr. Oliver Hilsenrath               1997             106,667            -              1,500,000(3)     $5,572(4)
President
Chief Executive Officer

David Klarman                       1997             70,000             -              150,000( 5)      --
General Counsel and Secretary

Dr. Mati Wax                        1997             66,667             -              100,000(6)       --
Chief Technology Officer

-----------------------------

     (1) No compensation was paid to any officer of the Corporation prior to July 31, 1996.

     (2)  Reflects the portion of the year worked based on salaries of $160,000,
$120,000,   and  $100,000  for  Dr.  Hilsenrath,   Mr.  Klarman,  and  Dr.  Wax,
respectively.

     (3) Pursuant to his employment agreement, Dr. Hilsenrath receive an option to purchase1,500,000 shares of Common Stock at $2.00 per share.

     ( 4) Includes (i) the payment of $509 per month for automobile allowance, and (ii) the payment of approximately $1,500 per annum for a life insurance and disability policy for the benefit of Dr. Hilsenrath=s beneficiaries. See Employment and Consulting Agreements.@

     ( 5) In August 1996, the Corporation granted Mr. Klarman the option to purchase 150,000 shares of the Corporation=s Common Stock at an exercise price of $2.00 per share subject to a vesting schedule. See AEmployment and Consulting Agreements.@

     ( 6) In July 1996, the Corporation granted Dr. Wax the option to purchase 100,000 shares of the Company=s Common Stock at an exercise price of $2.00 per share pursuant to a vesting schedule. The Company also issued Dr. Wax 50,000 restricted shares of Labyrinth=s common stock subject to a vesting schedule. See AEmployment and Consulting Agreement.@

         The following table sets forth information concerning the grant of stock options by the Company during the year ended March 31, 1997.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

====================================================================================================================================

                                            Individual Grants
------------------------------------------------------------------------------------------------------------------------------------

(a)                              (b)                      (c)                         (d)                      (e)

                                                          % of Total
                                 # of Securities          Options/SAR's Granted
                                  Underlying              Employees in                Exercise or
                                 Options/SAR's Granted (1)Fiscal Year                 Base
Name                                                                                  Price ($/SH)             Expiration Date
------------------------------------------------------------------------------------------------------------------------------------

Dr. Oliver Hilsenrath            1,500,000                           56.8             $2.00                     06/30/01
====================================================================================================================================


David  Klarman                      150,000                            5.7            $2.00                     08/30/01

====================================================================================================================================

Dr. Mati Wax                        100,000                            3.8            $2.00                     07/06/01
====================================================================================================================================

     The following table contains information with respect to employees of the Corporation concerning options held as of March 31, 1997.



               AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

====================================================================================================================================

(a)                              (b)                    (c)                      (d)                       (e)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           Value of
                                                                                 Number of                  Unexercised
                                                                                 Unexercised Options/SAR's In-The-Money)Options
                                                                                 Exercisable/              /SAR's at FY-End ($)
                                 Shares Acquired on                              Unexercisable              Exercisable/
                                                                                 -------------
                                 Exercise (#)           Value Realized ($)                                 Unexercisable (1)
                                 ------------           ------------                                       -----------------
Name

------------------------------------------------------------------------------------------------------------------------------------

Dr. Oliver Hilsenrath                  -                        -                1,500,000/0               3,000,000/0
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

David Klarman                          -                        -                0/150,000                 0/300,000
====================================================================================================================================

Dr. Mati Wax                           -                        -                0/100,000                 0/200,000
====================================================================================================================================

(1) Based upon the closing price for the Common Stock on March 31, 1997 ($4.00), as reported by a market maker.


Employment and Consulting Agreements

         In April 1997, the Company amended the five year employment agreement it entered with Dr. Hilsenrath in July 1996. As amended, Dr. Hilsenrath remains the Chief Executive Officer and President of the Company and the President and sole Director of both Labyrinth and Mantra. The agreement, as amended, provides for an annual salary of $160,000 and increases of 15% per annum for each year of its five year term. Upon execution, the Company granted Dr. Hilsenrath an option to purchase 1,500,000 shares of Common Stock at an exercise price of $2.00 per share. The Company provides Dr. Hilsenrath with an automobile allowance in the form of monthly lease payments. In addition, the Company shall maintain during the full term hereof and at its sole cost and expense, a policy of life insurance on the life of Dr. Hilsenrath in the face amount of $1,000,000 payable to his designee. This policy shall include provisions for the payment of up to 18 months salary to Dr. Hilsenrath in the event that Dr. Hilsenrath is disabled. Upon the conclusion of this agreement, all right, title, and interest in the policy shall be transferred to Dr. Hilsenrath, and Dr. Hilsenrath shall be responsible for any premiums due after such transfer. The agreement restricts Dr. Hilsenrath from competing with the Company for a period of two years after the termination of his employment. The agreement provides for severance compensation to be paid to Dr. Hilsenrath if his employment with the Company is terminated or if there is a decrease in responsibilities or duties following a change in control of the Company. The severance compensation shall be made in one payment equal to three times the aggregate annual compensation paid to Dr. Hilsenrath during the preceding calendar year. In the event the Company wishes to obtain Key Man life insurance on the life of Dr. Hilsenrath, Dr. Hilsenrath agrees to cooperate with the Company in completing any applications necessary to obtain such insurance and in promptly submitting to such physical examinations and furnishing such information as any proposed insurance carrier may request.

         In August 1996, the Company entered into a three year employment agreement with Mr. Klarman pursuant to which Mr. Klarman is to receive a salary of $120,000 per annum and the option to purchase 150,000 shares of the Company=s Common Stock at an exercise price of $2.00 per share, subject to a three year vesting schedule. The employment agreement provides that Mr. Klarman will be General Counsel to and Secretary of the Company. The agreement also acknowledges that Mr. Klarman shall have the right to represent, as counsel, non-competing companies during the term of the agreement.

         In July 1996, Dr. Mati Wax entered into a three year employment agreement with the Company whereby as Chief Technology Officer of same, Dr. Wax is to receive a salary of $100,000 per annum, the option to purchase 100,000 shares of the Company=s Common Stock at an exercise price of $2.00 per share, subject to a three year vesting schedule, and 50,000 restricted shares of Labyrinth=s common stock, subject to a three year vesting schedule.


         In June 1996, the Company entered into a five year employment agreement with Ilan Arbel pursuant to which Mr. Arbel was to be Vice President of Business Development, a non-executive officer position, upon the Company=s consummation of the acquisitions of Labyrinth and Mantra. Mr. Arbel=s sole compensation was the grant of options to purchase 1,000,000 shares of Common Stock at $1.00 per share for a period of five years and 2,250,000 shares at $1.33 per share, exercisable until December 31, 1996. In July 1996 Mr. Arbel, exercised his option to purchase 1,000,000 shares at $1.00 in full. Mr. Arbel exercised the remaining options in August and December 1996. Pursuant to an S-8 registration statement, 1,000,000 shares were resold The S-8 registration statement has been amended to deregister the sale of the remaining shares, all of which were issued with restrictive legends.


         In July 1996 the Company entered into 3 year consulting agreements with Ryburn Limited and Crossgar Limited, to render services in introducing the Company to potential customers and facilitating relationships with such companies in the United States and Middle East, initiating strategic alliances and joint ventures, as well as providing investment and business consulting and advisory services to the Corporation, inclusive of the location, evaluation, structuring and financing of business activities. The only compensation for the services rendered by the consultants are the five year options granted by the Company to purchase 1,000,000 and 200,000 shares of Common Stock at $2.00 per share, to each of Ryburn Limited and Crossgar Limited, respectively.

         In December 1996, the Company entered into a 3 year consulting agreement with Dennis Francis, Vice-president of Vanguard Cellular Financial Corp., a current nominee to the Company's board of directors, to provide technical assistance in the development of the Company's products. Mr. Francis received a five year option to purchase 50,000 shares of Common Stock at $4.00 per share.

         In January 1997, the Company entered into a 2 year consulting agreement with Young Associates Limited, with Lord David Young as its principal, to render services introducing the Corporation to owners of Beta sites, facilitating relationships with potential customers and initiating strategic alliances in Europe. The only compensation for the services rendered by Young Associates Limited is a five year option to purchase 100,000 shares of Common Stock at $2.00 per share, vesting at the rate of 3 (25,000 shares) per the expiration of every 6 month period commencing July 1, 1997, until fully vested. In addition, in the event that the Company enters into a transaction with a company introduced to it by Young Associates Limited, it is due a finders fee subject to a Lehman formula.

         In January 1997, the Company entered into a 3 year consulting agreement with Spencer Corporation, to render services in Europe, primarily in Germany, to facilitate relationships with potential customers and initiating strategic alliances and to provide investment and business consulting and advisory services to the Corporation, inclusive of the location, evaluation, structuring and financing of business activities. The only compensation for the services rendered by the consultant is a five year option to purchase 100,000 share of Common Stock at $2.50 per share.

         In June 1997, the Company entered into a two year consulting agreement with Gerard Klauer Mattison & Co., Inc. ("GKM"), an investment banking firm, for services in facilitating relationships with potential customers and strategic partners and for initiating, evaluating, recommending and providing strategic analysis with respect to financing alternatives. As compensation for the services, the Company granted to GKM options to purchase 100,000 shares of the Company=s Common Stock at $4.25 per share, subject to a vesting schedule of 2 of the shares underlying the option vesting upon issuance and 2 of the shares vesting six months from issuance. The option shall be for a term of five years commencing on the date of issuance. In addition, in the event that the Company enters into a transaction with a company introduced to it by GKM, GKM is due a finders fee subject to a Lehman formula.

         On August 12, 1997, the Company entered into a 2 year consulting agreement with Daeho Merchandising Inc. (ADaeho@), Seoul, Korea, whereby Daeho was retained to perform consulting services including (i) introducing, initiating and engaging in the process of facilitating relationships with potential customers and strategic partners and (ii) initiating and coordinating a manufacturing effort for the RadioCamera in Asia. As compensation for the services rendered Daeho would receive a commission, in cash or kind, based on any consummated transactions as referred to in (i) above and 3% of the actual price paid by the Company for the manufacture of each RadioCamera purchased by the Company in accordance with (ii) above.

         On August 12, 1997 the Company entered into a 2 year consulting agreement with Regina Gindin, a member of the Company's board of directors, pursuant to which Ms. Gindin was retained to perform consulting services including (i) introducing and facilitating relationships with potential customers and strategic partners and (ii) providing investment and business consulting and advisory services related to corporate finance and other financial services matters. The Company agreed to pay 2% of the gross proceeds of any financing of $10,000,0000 and $20,000,000 , which fees are payable over a 12 month period from the transaction date (s). Additionally, Ms. Gindin shall receive three year options to purchase an aggregate of 150,000 shares of Common Stock, exerciseable subject to a vesting schedule, at the market price on the date(s) of consummation of said offering(s), of each of the consummation of a $10,000,000 and $20,000,000 capital funding. Upon the consummation of transactions between Mantra and a strategic partner, facilitated by Ms. Gindin, of up to four strategic partner, she shall receive 2.5 shares of Mantra for each strategic partnership.

Stock Option Plan

         During 1993, the Corporation adopted the Corporation's 1993 Stock Option Plan (Athe Plan@). Under the Plan, options to purchase an aggregate of not more than 37,500 shares of Common Stock were eligible to be granted from time to time to key employees, Officers, Directors, advisors, and independent consultants to the Corporation and its subsidiaries. In August 1997 the board of directors voted to eliminate this plan and replace it with the herein proposed senior management incentive plan, there being no options currently outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         In June 1996, the Corporation's Board of Directors, pursuant to the consent of the then majority stockholder of the Corporation, distributed (Athe Spin-off Distribution@) the shares of common stock of Playco owned by the Corporation. In addition, the Corporation, as majority stockholder of Playco, prior to, but in contemplation of the Spin-off Distribution, authorized the conversion of Playco=s Series D Preferred Stock owned by the Corporation into 1,157,028 shares of Playco's common stock. This conversion was based on the average closing bid price ($1.21) of Playco's shares for the ninety day period from March 1, 1996 to May 31, 1996.




         In April 1997, the Corporation entered into an agreement to rescind a prior transaction in which 2,706,006 shares of Common Stock were returned to treasury in exchange for the 400,000 shares of Common Stock of Multimedia Concepts International, Inc. This transaction was consummated in May 1997.

         See AExecutive Compensation-Employment and Consulting Agreements@ for a discussion of the compensation arrangements the Corporation has with its executive officers, directors, and consultants.



          II. RATIFICATION OF THE PROPOSAL TO APPROVE THE CORPORATION=S
                        SENIOR MANAGEMENT INCENTIVE PLAN

General

     The Corporation=s Board of Directors has unanimously adopted the Corporation=s Senior Management Incentive Plan (the AManagement Plan@), subject to approval by the Corporation=s stockholders. Approval of the Management Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock represented and voting in person or by proxy at the Annual Meeting or any adjournment thereof.

     The following is a summary of the principal features of the Management Plan and is qualified by and subject to the actual provisions of the Management Plan, a copy of which is annexed hereto as Appendix AA.@

Purpose and Eligibility

     The purpose of the Management Plan is to provide an incentive to key management employees whose present and potential contributions to the Corporation and its subsidiaries are or will be important to the success of the Corporation by affording them an opportunity to acquire a proprietary interest in the Corporation. It is intended that this purpose will be effected through the issuance of (i) incentive stock rights, (ii) stock options, (iii) stock appreciation rights (iv) limited stock appreciation rights and (v) restricted shares (collectively, such options, rights and restricted shares are referred to herein as "Awards"). Awards may be made or granted to key management employees of the Corporation or its subsidiaries who are deemed to have the potential to have a significant effect on the future success of the Corporation (such eligible persons being referred to herein as "Eligible Participants"). The term "management employees" shall include executive officers, key employees, consultants and advisors of the Corporation or of a subsidiary. A director of the Corporation or of any subsidiary who is not also an employee of the Corporation or of one of its subsidiaries will not be eligible to receive any Awards under the Management Plan.

Securities Subject to Management Plan

     No more than 500,000 shares of Common Stock may be issued under the Management Plan. The number of shares of Common Stock available to individuals under the Management Plan in general, as well as the number of shares for which issued or unissued options may be exercised, and the exercise price per share of such options, will be proportionately adjusted to reflect stock splits, stock dividends, and similar capital stock transactions.

Administration, Amendment, and Termination

     The Management Plan shall be administered by the Board of Directors or by a Committee of the Board of Directors (the "Committee"), if one is appointed for this purpose. Committee members shall serve for such term as the Board of Directors may in each case determine and shall be subject to removal at any time by the Board of Directors. Members of the Board of Directors who are either eligible for Awards or have been granted Awards may not vote on any matters affecting the administration of the Management Plan or the grant of any Award pursuant to the Management Plan. Grants under the Management Plan may be made until September 24, 2007.

     The affirmative vote of the holders of a majority of the shares of the Corporation's Common Stock issued and outstanding on the record date is required to approve this proposal. The Directors and Officers of the Corporation and other principal shareholders owning of record, beneficially, directly and indirectly, an aggregate of 2,250,000 shares of the Corporation's Common Stock constituting approximately 31.0% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal.

     The Board of Directors recommends that you vote "FOR" this Proposal.


     III.  THE  RATIFICATION  OF  THE  PROPOSAL  TO  APPROVE  AMENDMENTS  TO THE
CORPORATION'S   CERTIFICATE   OF   INCORPORATION   AND  BY-LAWS   REGARDING  THE
INDEMNIFICATION RIGHTS OF THE CORPORATION'S DIRECTORS AND EXECUTIVE OFFICERS.

         The  Corporation's  board of directors and management  have  determined that in order to retain key management employees and members to the Corporation's board of directors, the Corporation needed to amend its indemnification provisions for its executive officers and directors to provide indemnification in accordance with and to the limits allowable by the laws of the state of Delaware, the Corporation's state of incorporation. In order to accomplish this the board has approved an amendment to Article EIGTH of its certificate of Incorporation and the addition of Article XII to its By-laws, both of which are annexed hereto as Appendix B. In addition, the Corporation shall enter into indemnification agreements with all its executive officers and directors. The Corporation has entered into indemnification agreements with its outside directors. The Corporation's Certificate of Incorporation currently provides that the directors of the Corporation would be indemnified as to monetary breeches of fiduciary duties which involve (i) a duty of loyalty (ii) acts or omission not in good faith or which involve intentional misconduct or a knowing violation of law (iii) liability for unlawful payment of dividends or unlawful stock purchase or redemption by the Corporation or (iv) a transaction from which the director derived an improper personal benefit. The Corporation desires to alter the indemnification provisions contained in its certificate of incorporation to include executive officers of the Corporation and to provide indemnification in accordance with and to the fullest extent allowable under the Delaware General Corporation Law ("DGCL"), as established within the applicable Delaware statutory framework.

         Section 145 of the Delaware General Corporation Law provides in general that a corporation may indemnify an officer and/or director from civil and criminal liability by reason of the fact that such person was an officer and/or director of the corporation against all fees expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with an actual or threatened action, suit or proceeding if the officer/director acted in good faith and in a manner he reasonably believed to be in or not opposed to be in the best interests of the corporation, and with respect to any criminal proceeding that the person had no reasonable cause to believe that his conduct was unlawful.

         Stockholder approval is required in order to amend the Corporation's certificate of incorporation. This proposal and the herein referenced indemnification agreements are a response to (i) the increasing hazard of litigation directed against directors and officers and the expense of such litigation, (ii) the limited availability of adequate and reasonably priced directors' and officers' liability insurance and (iii) the potential inability of the Corporation to continue to attract and retain qualified directors and officers in light of the foregoing circumstances. The Corporation's board of directors believes that enacting the provisions stated herein, is in the best interests of the Corporation and its stockholders, by strengthening the Corporation's ability to attract and retain the services of knowledgeable and experienced persons to serve as directors and officers of the Corporation.

         Section 144 of the DGCL provides that no transaction between a corporation and one or more of its directors is either void or voidable because such director or directors are parties to such transaction if the material facts as to the transaction and as the such director's interest are disclosed or known to the stockholders and such transaction is approved in good faith by the vote of the stockholders. The Corporation believes that the indemnification provision submitted herein are just and reasonable to the Corporation and its stockholders. If approved by the stockholders, these provisions will not be void or voidable and the Corporation's stockholders may not later assert a claim that the indemnification provisions are invalid due to improper authorization.

         The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of a corporation against liabilities arising under the Securities Act of 1933, as amended (the "Act"), is against public policy as expressed under the Act and is, therefore, unenforceable.

         The Corporation is not aware of any pending or threatened claims or any litigation or proceeding which may result in a claim for indemnification by any director or officer of the Corporation. The Corporation does not presently have directors' and officers' liability insurance, nor does it presently intend to obtains such insurance.

         The affirmative vote of the holders of a majority of the shares of the Corporation's Common Stock issued and outstanding on the record date is required to approve this proposal. The Directors and Officers of the Corporation and other principal shareholders owning of record, beneficially, directly and indirectly, an aggregate of 2,250,000 shares of the Corporation's Common Stock constituting approximately 31.0% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal.

The Board of Directors recommends that you vote "FOR" this Proposal.

               IV. RATIFICATION OF THE PROPOSAL TO MERGE LABYRINTH COMMUNCIATION TECHNOLOGIES GROUP, INC. INTO THE CORPORATION

     The Corporation's board of directors has determined that it is in the best interests of the Corporation to merge Labyrinth Communication Technologies Group, Inc. ("Labyrinth"), into the Corporation whereby, the Corporation would be the surviving company. The Corporation is presently the parent company and 51% owner of the outstanding shares of Labyrinth. Labyrinth is a private company, which is the developer of the RadioCamera and the Company=s geo-location technology. The Corporation proposes to offer to issue an aggregate of 4,500,000 shares of Common Stock to the Labyrinth stockholders, pro rata, for the remaining 49% of shares of Labyrinth. The Corporation shall effect this transaction by offering approximately 9.18 shares of the Corporation's Common Stock for each share of Labyrinth's common stock outstanding.

         Management has recently undertaken discussions with members of the investment banking community to raise additional capital for the Corporation's activities. The Corporation is attempting to raise additional equity in order to complete its research and development of the RadioCamera, enable the manufacture and roll out of the RadioCamera in its first major market and for developing a version of the RadioCamera for the PCS standard. The Corporation was informed that its corporate structure was inefficient, suggesting that the Corporation and Labyrinth be combined into one company. The Corporation adhered to this advice and decided on the formula described below for accomplishing this combination.

     The Corporation's evaluation of Labyrinth, a private corporation, is in principal derived from the Corporation's current capital structure. The Corporation is a holding company with two 51% owned subsidiaries, Labyrinth and Mantra Technologies, Inc. ("Mantra"). The Corporation has an option to purchase the remaining 49% of Mantra from its stockholders for 1,000,000 shares of Common Stock, subject to the terms of an option agreement executed when Mantra was acquired by the Corporation. As the Corporation currently has approximately 7.3 Million shares of Common Stock outstanding, an apportionment of the value of such shares between Labyrinth and Mantra needed to be formulated in order for the Corporation to determine how many shares should be exchanged for the 49% of Labyrinth as there has not been a formal evaluation of either Labyrinth or Mantra. The Corporation determined that the apportionment of the 7.3 Million shares should be as follows: (i) the Mantra ownership is 800,000 shares (ii) the value of the control of Labyrinth and Mantra (the 2% controlling interest above the 49% interest) as well as the value of the Corporation as a public vehicle in terms of obtaining strategic partners, raising capital, hiring senior management employees, and providing basic administrative services including credit facilities, was apportioned as 1,000,000 shares (iii) the $3,000,000 of cash owned by the Corporation is apportioned 1,000,000 shares (based on a discount to the current average market price of $3.50 to $4.00 per share) and (iv) the apportionment of 4,500,000 shares for 49% of Labyrinth.

     While Mantra and Labyrinth have been the developmental arms, the Company has provided a public vehicle for compensating management and consultants which have been integral to Mantra and Labyrinth=s success. In addition, the Corporation has incurred or guaranteed liabilities on behalf of its subsidiaries such as lease payments, computer, furniture and other office equipment and the leasing and purchase of testing equipment and components for the RadioCamera. The Corporation shall provide the stockholders of Labyrinth with an "Exchange Offer", whereby said stockholders would have the right to receive 9.18 shares of the Corporation's Common Stock for each share of Labyrinth's common stock. In the event that 100% of the Labyrinth stockholders do not agree to the Exchange Offer, the transaction shall not be consummated.

     In addition, the Corporation determined that there needed to be limitations on the distribution of the Corporation's shares to the Labyrinth stockholders. The Corporation decided that the initial investment in Labyrinth, in both funding and management, was done in a private company with only the potential for liquidity of such ownership, when and if, Labyrinth became a commercial success. Therefore, as a part to the Exchange Offer the Labyrinth stockholders will be required to execute restricted share agreements with respect to the shares received in the exchange, whereby, the shares acquired will be subject to a vesting schedule, as follows; (i) 20% of the shares received shall vest one year from issuance (ii) an additional 40% shall vest upon the successful completion and operation of the RadioCamera in the first major market, being either New York, Los Angeles, San Francisco, Washington, D.C., Chicago, Philadelphia or Boston and (iii) the remaining 40% vesting when the Corporation reaches sales of $15,000,000. The Corporation structured this schedule on what it believed was a viable and reasonable basis in which the Labyrinth stockholders would have expected liquidity in there ownership when they became owners of shares in a private corporation. In addition to and independent of the vesting schedule reference above the shares owned by the executive officers of Labyrinth shall be subject to the vesting schedules referenced in their employment agreements, which provide for 1/3 vesting in each year of their employment in accordance with their employment agreements. For example, an employee with the right to 100,000 total shares, upon the completion of an employee=s first year they would have vested 1/3 of each of (i) through (iii) above. In the event such employee resigned or was terminated after such year but before his/her second anniversary the said employee would have the right to 6,666 shares pursuant to (i) above. If the criterion required for vesting of
(ii) and (iii) above had not been met, then the shares apportioned to this vesting and the remaining shares under (i) would be returned to treasury. If
(ii) had been met, then after one year the employee would be eligible to receive 6,666 shares under (i) and 13,332 shares under (ii) with the remaining shares being returned to treasury.

     The Corporation shall distribute Exchange Offers to the Labyrinth stockholders upon approval of this proposal by a majority of the Corporation's stockholders and shall give the Labyrinth stockholders 30 days to accept the Exchange Offer.

     The affirmative vote of the holders of a majority of the shares of the Corporation's Common Stock issued and outstanding on the record date is required to approve this proposal. The Directors and Officers of the Corporation and other principal shareholders owning of record, beneficially, directly and indirectly, an aggregate of 2,250,000 shares of the Corporation's Common Stock constituting approximately 31% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal.

                             FINANCIAL INFORMATION

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1997 WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST THEREFOR SENT TO DAVID S. KLARMAN, SECRETARY, U.S. WIRELESS CORPORATION, 2694 BISHOP DRIVE, SAN RAMON CA 94583. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF AUGUST 13, 1997, THE
PERSON  MAKING  THE  REQUEST  WAS  THE   BENEFICIAL   OWNER  OF  SHARES  OF  THE
CORPORATION'S   COMMON  STOCK   ENTITLED  TO  VOTE  AT  THE  ANNUAL  MEETING  OF
STOCKHOLDERS.

                                V. OTHER BUSINESS

     As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein set forth. If any other matter is properly brought before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

         Proposals of shareholders intended to be presented at the Corporation's 1998 Annual Meeting of Shareholders must be received by the Corporation on or prior to July 1, 1998 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 1998 Annual Meeting of Shareholders.

                                             By Order of the Board of Directors,


                                                                David S. Klarman
                                                                       Secretary

November 4, 1997


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

Appendix A

                       SENIOR MANAGEMENT INCENTIVE PLAN OF
                            U.S. WIRELESS CORPORATION


1.       PURPOSE OF THE PLAN

         The purpose of the Senior Management Incentive Plan (the "Management Plan") of U.S. Wireless Corporation (the "Corporation") is to provide an incentive to key management employees whose present and potential contributions to the Corporation and/or its Subsidiaries (as such term is defined in Section 2 below) are, or will be, important to the success of the Corporation by affording said employees an opportunity to acquire a proprietary interest in the Corporation. It is intended that this purpose will be effected through the issuance of (i) incentive stock rights; (ii) stock options; (iii) stock appreciation rights; (iv) limited stock appreciation rights; and (v) shares of Common Stock, $.001 par value per share, of the Corporation ("Common Stock") subject to restrictions on disposition ("restricted shares") (collectively, such options, rights and restricted shares are referred to herein as "Awards"). Stock options which qualify as "Incentive Stock Options" under Section 422A of the Internal Revenue Code of 1986, as it hereafter may be amended (the "Code"), may be granted under the Management Plan. Such options are sometimes referred to collectively as "ISOs." Options which do not qualify as ISOs ("non-ISOs") may also be granted under the Plan.

2.       ELIGIBILITY

         Awards may be made or granted to those key management employees of the Corporation and/or its Subsidiaries who are deemed to have the potential to have a significant effect on the future success of the Corporation (such eligible persons being referred to herein as "Eligible Participants"). The term
"management employees" shall include executive officers, key employees, consultants and advisors of the Corporation and/or its Subsidiaries. A Director of the Corporation, and/or any of its Subsidiaries, who is not also an employee of the Corporation, and/or of one of its Subsidiaries, will not be eligible to receive any Awards under the Management Plan. No ISO shall be granted to an employee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the employer Corporation (as such term is used in the Code) or any Parent or Subsidiary of the employer Corporation, provided, however, that an ISO may be granted to such an employee if at the time such ISO is granted, the option price is at least one hundred ten percent (110%) of the fair market value of stock subject to the ISO on the date of grant (as determined pursuant to Subsection 8(a) hereof) and such ISO is by its terms not exercisable after the expiration of five (5) years from the date such option is granted. The exercise price of the non-ISOs may not be less than 85% of the fair market value of the Common Stock on the date of grant. The terms "Subsidiary" and "Parent") as used herein shall have the meanings given them in Section 425 of the Code. Awards may be made to executive personnel who hold, or have held, options, rights, or shares under the Management Plan or under any other plans of the Corporation.

3.       STOCK SUBJECT TO THE PLAN

         The shares that may be issued upon exercise of options and rights and which may be issued as restricted shares under the Management Plan shall not exceed in the aggregate 500,000 shares of the Common Stock, as adjusted to give effect to the anti-dilution provisions contained in Section 12 hereof. Such shares may be authorized and unissued shares, or shares purchased by the Corporation and reserved for issuance under the Management Plan. If a stock option or incentive stock right for any reason expires or is terminated without having been exercised in full, or if shares restricted are repurchased by the Corporation in accordance with the terms thereof, those shares relating to an unexercised stock option or incentive stock rights or shares which have been repurchased shall again become available for grant and/or sale under the Management Plan.

4.       AWARDS UNDER THE PLAN

         Awards under the Management Plan may be of five types: "incentive stock rights," "stock options," "stock appreciation rights,@ "limited stock appreciation rights," and "restricted shares." "Incentive stock rights" are composed of incentive stock units which give the holder the right to receive, without payment of cash or property to the Corporation, shares of Common Stock, subject to the terms, conditions, and restrictions described in Section 7 hereof. An option, including an ISO, is a right to purchase Common Stock in accordance with Section 8 hereof. A "stock appreciation right" is a right given to the holder of a stock option to receive, upon surrender of all or a portion of his stock option without payment of cash or property to the Corporation, a number of shares of Common Stock and/or cash determined pursuant to a formula in accordance with Section 9 hereof. A "limited stock appreciation right" is a right given to a holder of a stock option to receive, upon the occurrence of certain events generally constituting a change in control of the Corporation, a number of shares of Common Stock and/or cash upon surrender of all or a portion of his stock option without the payment of cash or property to the Corporation, in accordance with Section 10 hereof. "Restricted shares" are shares of Common Stock which, following issuance, are nontransferable and subject to substantial risk of forfeiture until specific conditions based on continuing employment or achievement of preestablished performance objectives are met, in accordance with
Section 11 hereof. All references to "cash" herein shall mean "cash or certified check. "

5.       ADMINISTRATION

     (a) Procedure. The Management Plan shall be administered by the Board of Directors or by a Committee of the Board of Directors (the "Committee"), if one is appointed for this purpose. Committee members shall serve for such term as the Board of Directors may in each case determine and shall be subject to removal at any time by the Board of Directors. Members of the Board of Directors who are either eligible for Awards or have been granted Awards may not vote on any matters affecting the administration of the Management Plan or the grant of any Award pursuant to the Management Plan.

     (b) Powers of the Board or Committee. As used herein, except as the Committee's powers are specifically limited in Sections 5, 6, 20, and 21 hereof, reference to the Board of Directors shall mean such Board or the Committee, whichever is then acting with respect to the Management Plan. Subject to the provisions of the Management Plan, the Board of Directors shall have the authority in its discretion: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price per share of stock options to be granted; (iii) to determine the Eligible Participants to whom, and time or times at which, Awards shall be granted and the number of shares to be issuable upon exercise of each stock option or right sold pursuant to restricted stock purchase agreements; (iv) to construe and interpret the Management Plan; (v) to prescribe, amend, and rescind rules and regulations relating to the Management Plan; (vi) to determine the terms and provisions of each Award (which need not be identical); and (vii) to make all other determinations necessary to or advisable for the administration of the Management Plan. Notwithstanding the foregoing, in the event any employee of the Corporation or of any of its Subsidiaries granted an Award under the Management Plan is, at the time of such grant, a member of the Board of
Directors of the Corporation, the grant of such Award shall, in the event the Board of Directors at the time such Award is granted is not deemed to satisfy the requirement of Rule 16b-3(b)(3)(i) or (ii) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), be subject to the approval of an auxiliary committee consisting of not less than three persons all of whom qualify as "disinterested persons" within the meaning of Rule 16b-3(b)(3)(ii) promulgated under the Exchange Act. In the event the Board of Directors deems it impractical to form a committee of disinterested persons, the Board of Directors is authorized to approve any award under the Management Plan.

6.       DURATION OF THE PLAN

         The Management Plan shall become effective upon the approval of the requisite vote of the stockholders of the Corporation, and upon the approvals, if required, of any other public authorities. The Management Plan shall remain in effect for a term of ten (10) years from the date of adoption by the Board unless sooner terminated under Section 20 hereof. Notwithstanding any of the foregoing to the contrary, the Board of Directors (but not the Committee) shall have the authority to amend the Management Plan pursuant to Section 20 hereof; provided, however, that Awards already made shall remain in full force and effect as if the Management Plan had not been amended or terminated.

7.       INCENTIVE STOCK RIGHTS

         The Board of Directors, in its discretion, may grant to Eligible Participants incentive stock rights composed of incentive stock units. Incentive stock rights shall be granted pursuant to incentive stock rights agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time and shall include substantially the following terms and conditions as determined by the Board of Directors:


         (a) Incentive Stock Units. An incentive stock rights agreement shall specify the number of incentive stock units to which it pertains. Each incentive stock unit shall be equivalent to one share of Common Stock. Each incentive stock unit shall entitle the holder thereof to receive, subject to the lapse of the incentive periods (as hereinafter defined), without payment of cash or property to the Corporation, one share of Common Stock in consideration for services performed by the Eligible Participant for the Corporation or for any one of its Subsidiaries.

         (b) Incentive Period. The holder of incentive stock rights shall be entitled to receive shares of Common Stock only after the lapse of such incentive periods and in such manner, as shall be fixed in the discretion of the Board of Directors at the time of grant of such incentive stock rights. (Such period so fixed is herein referred to as an "incentive period"). To the extent the holder of incentive stock rights receives shares of Common Stock on the lapse of an incentive period, an equivalent number of incentive stock units subject to such rights shall be deemed to have been discharged.

         (c) Termination by Reason of Death or Disability. In the event that the recipient of incentive stock rights ceases to be employed by the Corporation and/or by any of its Subsidiaries during an incentive period, due to death or permanent disability (as determined by the Board of Directors), the holder of incentive stock rights or, in the case of the death of the holder, the personal representatives, heirs, or legatees of such holder shall be entitled to receive a number of shares equal to an amount determined by multiplying the total number of incentive stock units applicable to such incentive period by a fraction, the numerator of which shall be the number of full calendar months between the date of grant of the incentive stock rights and the date of such termination and the denominator of which shall be the number of full calendar months between the date of grant and the date such incentive period for such units would, but for such termination, have lapsed. For purposes of this Subsection 7(c), this shall constitute a lapse of the incentive period with respect to the number of incentive stock units equal to the number of shares issued. Units upon which the incentive period do not lapse pursuant to the foregoing sentence shall terminate and be null and void on the date on which the recipient ceases to be employed by the Corporation and/or by any of its Subsidiaries.

     (d) Termination for Any Other Reason. In the event that the employment, by the Corporation or by any of its Subsidiaries, of the recipient to whom incentive stock rights have been issued under the Management Plan terminates for any reason (including dismissal by the Corporation or by any of its Subsidiaries, with or without cause) other than death or permanent disability, such rights as to which the incentive period has not lapsed shall terminate and be null and void on termination of the relationship.

     (e) Issuance of Shares. Upon the lapse of an incentive period, the Corporation shall deliver to the holder of the related incentive stock unit a certificate or certificates representing the number of shares of Common Stock equal to the number of incentive stock units with respect to which an incentive period has lapsed. The Corporation shall pay all applicable transfer or issue taxes.

8.       OPTIONS

         Options shall be evidenced by stock option agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

         (a) Option Price; Number of Shares. The option price, which shall be approved by the Board of Directors, shall in no event be less than one hundred percent (100%) in the case of ISOs, except with respect to 10% stockholders whereby the price shall be 110%, and in the case of non-ISOs, eighty-five percent (85%) of the fair market value of the Corporation's Common Stock at the time the option is granted. The fair market value of the Common Stock, for the purposes of the Management Plan, shall mean: (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which it is listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there are no closing bid prices for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

     The option agreement shall specify the total number of shares to which it pertains and whether such options are ISOs or are not ISOs. With respect to ISOs granted under the Management Plan, the aggregate fair market value (determined at the time an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by such employee during any calendar year shall not exceed $100,000 under all plans of the employer Corporation or its Parent or Subsidiaries.

         (b) Waiting Period and Exercise Dates. At the time an option is granted, the Board of Directors will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. (The period from the date of grant of an option until the date on which such option may first be exercised is referred to herein as the "waiting period.") At the time an option is granted, the Board of Directors shall fix the period within which it may be exercised which shall not be less than one (1) year nor, for an ISO, more than ten (10) years (not more than 5 years for 10% stockholders) from the date of grant or, for a non-ISO, for more than thirteen (13) years from the date of grant. (Any of such periods is referred to herein as the "exercise period.")

         (c) Form and Time of Payment. Stock purchased pursuant to an option agreement shall be paid for at the time of purchase either in (i) cash or by certified check or, in the discretion of the Board of Directors, as set forth in the stock option agreement; (ii) through the delivery of shares of Common Stock; or (iii) in a combination of the methods described above. Upon receipt of payment, the Corporation shall, without transfer or issue tax to the option holder or other person entitled to exercise the option, delivered to the option holder (or such other person) a certificate or certificates for the shares so purchased.

         (d) Effect of Termination or Death. In the event that an option holder ceases to be an employee of the Corporation or of any of its Subsidiaries for any reason other than permanent disability (as determined by the Board of Directors) or death, any option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of three months from the date on which the option holder ceases to be so employed, but in no event after the expiration of the exercise period, provided, however, that if the Board of Directors shall determine that an option holder shall have been discharged for cause, options granted and not yet exercised shall terminate immediately and be null and void as of the date of discharge. In the event of the death of an option holder during this three month period, the option shall be exercisable by his or her personal representatives, heirs, or legatees to the same extent that the option holder could have exercised the option if he had not died, for the three months from the date of death, but in no event after the expiration of the exercise period. In the event of the permanent disability of an option holder while an employee of the Corporation or of any of its Subsidiaries, any option granted to such employee shall be exercisable for twelve (12) months after the date of permanent disability, but in no event after the expiration of the exercise period. In the event of the death of an option holder while an employee of the Corporation or of any of its Subsidiaries, or during the twelve (12) month period after the date of permanent disability of the option holder, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs, or legatees at any time prior to the expiration of one (1) year from the date of the death of the option holder, but in no event after the expiration of the exercise period. Except as the Board of Directors shall provide otherwise, in the event an option holder ceases to be an employee of the Corporation or of any of its Subsidiaries for any reason, including death, prior to the lapse of the waiting period, his option shall terminate and be null and void.

     (e) Other Provisions. Each option granted under the Management Plan may contain such other terms, provisions, and conditions not inconsistent with the Management Plan as may be determined by the Board of Directors.

9.       STOCK APPRECIATION RIGHTS

     The Board of Directors may grant, in its discretion, stock appreciation rights to the holder of any stock option under the Management Plan. Such rights shall be granted pursuant to a stock appreciation rights agreement in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time (and which may be incorporated in the stock option agreement governing the terms of the related option) and shall include substantially the following terms and conditions as the Board of Directors shall determine:

     (a) Grant. Each right shall relate to a specific option granted under the Management Plan and shall be granted to the option holder either concurrently with the grant of such option or at such later time as determined by the Board of Directors.

     (b) Exercise. A stock appreciation right shall entitle an option holder to receive, without payment of cash or property to the Corporation, a number of shares of Common Stock, cash, or a combination thereof in the amount determined pursuant to Subsection 9(c) below. The Board of Directors shall determine whether such payment shall be made in Common Stock, cash, or a combination thereof. Unless otherwise determined by the Board of Directors, a right shall be exercisable to no greater extent nor upon any more favorable conditions than its related option is exercisable under Subsection 8(b) hereof. An option holder wishing to exercise a right in accordance with this Subsection 9(b) shall give written notice of such exercise to the Corporation, which notice shall state that the holder of the right elects to exercise the right and the number of shares in respect of which the right is being exercised. The effective date of exercise of a right shall be the date on which the Corporation shall have received such notice. Upon receipt of such notice, the Corporation shall (i) deliver to the option holder or other person entitled to exercise the right, a certificate or certificates representing such shares; and/or (ii) pay cash to the option holder or other person entitled to exercise the right. The Corporation shall pay all applicable transfer or issue taxes. Notwithstanding the provisions of this section, no stock appreciation right may be exercised within a period of six months on the date of grant of such stock appreciation right and no stock appreciation right granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO.

     (c) Number of Shares or Amount of Cash. The number of shares which shall be issued pursuant to the exercise of a stock appreciation right shall be determined by dividing (i) that portion, as elected by the option holder, of the total number of shares which the option holder is eligible to purchase pursuant to Subsection 8(b) hereof (and as adjusted pursuant to Section 12 hereof), multiplied by the amount (if any) by which the fair market value (as determined in accordance with Subsection 8(a) hereof) of a share of Common Stock on the exercise date exceeds the option exercise price of the related option; by (ii) the fair market value of a share of Common Stock on the exercise date. In lieu of issuing shares of Common Stock on the exercise of a right, the Board of Directors may elect to pay the cash equivalent of the fair market value on the exercise date of any or all of the shares which would otherwise be issuable on exercise of the right. No fractional shares shall be issued under this Subsection 9(c). In lieu of fractional shares, the option holder shall be entitled to receive a cash adjustment equal to the same fraction of the fair market value per share of Common Stock on the date of exercise.

     (d) Effect of Exercise. Upon the exercise of stock appreciation rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such stock appreciation rights are exercised and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Management Plan. Upon the exercise or termination of the related option, the stock appreciation rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

     (e) Effect of Termination or Death. In the event that an option holder ceases to be an employee or consultant of the Corporation or of any of its Subsidiaries for any reason, his stock appreciation rights shall be exercisable only to the extent and upon the conditions that their related options are exercisable under Subsection 8(d).

     10. LIMITED STOCK APPRECIATION RIGHTS

     The Board of Directors may grant, in its discretion, limited stock appreciation rights ("Limited Rights") to the holder of any option with respect to all or a portion of the shares subject to such option. Such Limited Rights shall be granted pursuant to an agreement in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time (and which may be incorporated in the stock option agreement governing the terms of the related option) and shall include substantially the following terms and conditions as the Board shall determine:

     (a) Grants. A Limited Right may be granted concurrently with the grant of the related option or at such later time as determined by the Board of Directors.

     (b) Exercise. Unless otherwise determined by the Board of Directors, a Limited Right may be exercised only during the period (a) beginning on the first day following any one of (i) the date of approval by the stockholders of the Corporation of an Approved Transaction (as defined in Subsection 10(e) below),
(ii) the date of a Control  Purchase (as defined in  Subsection  10(e) below) or
(iii) the date of a Board Change (as defined in Subsection 10(e) below); and (b) ending on the thirtieth day (or such other date specified in the stock option agreement) following such date (such period herein referred to as the "Limited Right Exercise Period"). Each Limited Right shall be exercisable during the Limited Right Exercise Period only to the extent the related option is then exercisable and in no event after the termination of the related option. Limited Rights granted under the Management Plan shall be exercisable in whole or in part by notice to the Corporation. Such notice shall state that the holder of the Limited Rights elects to exercise the Limited Rights and the number of shares in respect of which the Limited Rights are being exercised. The effective date of exercise of a Limited Right shall be deemed to be the date on which the Corporation shall have received such notice.

     (c) Amount Paid Upon Exercise. Upon the exercise of Limited Rights, the holder shall receive in cash an amount equal to the excess of (i) the fair market value (as determined pursuant to Subsection 8(a) above), on the date of exercise of such Limited Rights, of each share of Common Stock with respect to which such Limited Right shall have been exercised; over (ii) the exercise price per share of Common Stock subject to the related option.

     (d) Effect of Exercise. Upon the exercise of Limited Rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such Limited Rights are exercised and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Management Plan. Upon the exercise or termination of the related option, the Limited Rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

     (e) Definitions. For purposes of this Section 10:

     (i) An "Approved Transaction" shall mean (A) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities, or other property, other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation; or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation.

     (ii) A "Control Purchase" shall mean circumstances in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation, or other entity (other than the Corporation or any employee benefit plan sponsored by the Corporation or any of its Subsidiaries) (A) shall purchase any Common Stock of the Corporation (or securities convertible into the Corporation's Common Stock) for cash, securities, or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors; or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Corporation ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of Directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Corporation's securities).

     (iii) A "Board Change" shall mean circumstances in which, during any period of two consecutive years or less, individuals, who at the beginning of such period constitute the entire Board, shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Corporation's stockholders, of each new Director was approved by a vote of at least a majority of the Directors then still in office.

11.      RESTRICTED SHARES

     The Board of Directors may authorize, in its discretion, the issuance of restricted shares of Common Stock to Eligible Participants pursuant to restricted share agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time. Any amount of restricted shares issued shall be subject to the following terms:

     (a) Restricted Period and Price. The Board of Directors shall prescribe restrictions, terms, and conditions, including but not limited to the period ("restricted period") during which the holder must continue to render services to the Corporation in order to retain the restricted shares, in addition to those provided in the Management Plan. The Board shall determine the price, if any, to be paid by the holder for the restricted shares. Upon forfeiture of any restricted shares, any amount paid by the holder shall be repaid in full by the Corporation.

     (b) Issuance of Restricted Shares. Restricted shares, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such restricted shares shall have been awarded. During the restricted period, certificates representing the restricted shares and any securities constituting retained distributions (as defined below in Subsection 11(c)) shall bear a restrictive legend to the effect that ownership of the restricted shares, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Management Plan and the applicable restricted shares agreement. Such certificates shall be deposited by such holder with the Corporation, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Corporation of all or any portion of the restricted shares and any retained distributions that shall be forfeited or that shall not become vested in accordance with the Management Plan and the applicable restricted shares agreement.

     (c) Rights With Respect to Restricted Shares. Restricted shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote such restricted shares, to receive and retain all regular cash dividends and such other distributions as the Board may in its sole discretion designate, pay, or distribute on such restricted shares, and to exercise all other rights, powers, and privileges of a holder of Common Stock with respect to such restricted shares, with the exception that (i) the holder will not be entitled to delivery of the stock certificate or certificates representing such restricted shares until the restricted period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Corporation will retain custody of the stock certificate or certificates representing the restricted shares during the restricted period; (iii) other than regular cash dividends and such other distributions as the Board may in its sole discretion designate, the Corporation will retain custody of all distributions ("retained distributions") made or declared with respect to the restricted shares (and such retained distributions will be subject to the same restrictions, terms, and conditions as are applicable to the restricted shares) until such time, if ever, as the restricted shares with respect to which such retained distributions shall have been made, paid, or declared shall have become vested, and such retained distributions shall not bear interest or be segregated in separate accounts;
(iv) the holder may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the restricted shares or any retained distributions during the restricted period; and (v) a breach of any restrictions, terms, or conditions provided in the Management Plan or established by the Board with respect to any restricted shares or retained distributions will cause a forfeiture of such restricted shares and any retained distributions with respect thereto.

     (d) Completion of Restricted Period. On the last day of the restricted period with respect to each Award of restricted shares, and upon the satisfaction of any other applicable restrictions, terms, and conditions, all or part of such restricted shares shall become vested, and any retained distributions with respect to such restricted shares shall become vested. Unless the Administrator determines otherwise, any such restricted shares and retained distributions that shall not have become vested upon the termination of employment of the holder shall be forfeited to the Corporation, and the holder shall not thereafter have any rights (including dividend and voting rights) with respect to such restricted shares and retained distributions that shall have been so forfeited, provided, however, that if a holder shall die, become totally disabled, or be terminated by the Corporation without cause during a restricted period with respect to any restricted shares, then, unless the restricted share agreement relating to such shares provides otherwise, the restricted period applicable to each Award of restricted shares to such holder shall be deemed to have expired and all such restricted shares and retained distributions shall become vested.

12.       RECAPITALIZATION

     In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions, or combinations of shares of Common Stock, the number of shares available under the Management Plan shall be increased or decreased proportionately, as the case may be, and the number of shares delivered upon the exercise thereafter of any stock option or stock appreciation right, upon distribution pursuant to incentive stock rights theretofore granted or issued pursuant to restricted share agreements theretofore entered into, shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

13.      ACCELERATION

     Notwithstanding any contrary waiting period in any stock option agreement, any incentive period in any incentive stock rights agreement, or any restricted period with respect to any restricted shares issued pursuant to any restricted shares agreement or in the Management Plan, but subject to any determination by the Board of Directors to provide otherwise at the time such Award is granted or subsequent thereto, each outstanding option granted under the Management Plan shall, except as otherwise provided in the stock option agreement, become exercisable in full for the aggregate number of shares covered thereby, and each share issuable upon lapse of an incentive period or each share issued pursuant to a restricted share agreement, except as otherwise provided in the incentive stock rights agreement or restricted share agreement, as the case may be, shall vest unconditionally on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Corporation of an Approved Transaction; (b) a Control Purchase; or (c) a Board Change.

14.      CONTINUATION OF RELATIONSHIP; LEAVE OF ABSENCE

     (a) Nothing in the Management Plan or any Award made hereunder shall interfere with, or limit in any way, the right of the Corporation or of any of its Subsidiaries to terminate any Eligible Participant's employment at any time, nor confer upon any Eligible Participant any right to continue any such relationship with the Corporation or any of its Subsidiaries.

     (b) For purposes of the Management Plan, (i) a transfer of a recipient of options, rights, or restricted shares hereunder from the Corporation to one of its Subsidiaries or vice versa, or from one Subsidiary to another; or (ii) a leave of absence duly authorized by the Corporation shall not be deemed a termination of employment or a break in the incentive, waiting, exercise, or restricted period, as the case may be. In the case of any employee on an approved leave of absence, the Board of Directors may make such provisions with respect to continuance of stock nights, options, or restricted shares previously granted while on leave from the employ of the Corporation or one of its Subsidiaries as it may deem equitable.

15.      GENERAL RESTRICTION

     Each Award made under the Management Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its sole and subjective discretion, that (i) the registration, qualification, or listing of the shares subject to such Award upon a securities exchange or under any state or federal law; or (ii) the consent or approval of any government regulatory body is necessary or desirable as a condition of, or in connection with, the granting or exercise of such Award, the Corporation shall not be required to issue such shares unless such registration, qualification, listing, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Nothing in the Management Plan or any agreement or grant hereunder shall obligate the Corporation to effect any such registration, qualification, or listing.

16.      RIGHTS AS A STOCKHOLDER

     The holder of a stock option, incentive stock right, or limited stock appreciation right shall have no rights as a stockholder with respect to any shares covered by the stock option, incentive stock right, stock appreciation right, or limited stock appreciation right, as the case may be, until the date of issuance of a stock certificate to him for such shares related to the exercise or discharge thereof. No adjustment shall be made for the dividends or other rights for which the record date is prior to the date such stock certificate is issued.

17.      NONASSIGNABILITY OF AWARDS

     No incentive stock right, stock option, stock appreciation right, or limited stock appreciation right shall be assignable or transferable by an Eligible Participant except by will or by the laws of descent and distribution, and during the lifetime of an Eligible Participant, such incentive stock rights, stock options, stock appreciation rights, or limited stock appreciation rights may only be exercised by him.

18.      WITHHOLDING TAXES

     Whenever under the Management Plan shares are to be issued in satisfaction of stock options, incentive stock rights, stock appreciation rights, or limited stock appreciation rights granted thereunder, or pursuant to restricted share agreements, the Corporation shall have the right to require the Eligible Participant to remit to the Corporation an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or at such later time as when the Corporation may determine that such taxes are due. Whenever under the Management Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

19.      NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Management Plan by the Board of Directors nor any provision of the Management Plan shall be construed as creating any limitations on the power of the Board (but not the Committee) to adopt such additional compensation agreements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Management Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20.      AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN

         The Board of Directors (but not the Committee) may at any time amend, alter, suspend, or discontinue the Management Plan, but no amendment, alteration, suspension, or discontinuation which would impair the rights of any recipient of a stock option, incentive stock right, limited stock appreciation right, or restricted share under any agreement theretofore entered into hereunder, shall be made without such recipient=s consent. No amendment, alteration, suspension, or discontinuation shall be made which, without the requisite vote of the stockholders of the Corporation approving such action, would:

     (a) except as is provided in Section 12 of the Management Plan, increase the total number of shares of stock reserved for the purposes of the Management Plan; or

     (b) extend the duration of the Management Plan; or

     (c) materially increase the benefits accruing to participants under the Management Plan; or

     (d) change the category of persons who can be Eligible Participants under the Management Plan. Without limiting the foregoing, the Board of Directors may, any time or from time to time, authorize the Corporation, without the consent of the respective recipients, to issue new options or rights in exchange for the surrender and cancellation of any or all outstanding options or rights.

21.      LIMITATIONS ON EXERCISE.

         Notwithstanding anything to the contrary contained in the Management Plan, any agreement evidencing any Award hereunder may contain such provisions as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto, will not apply to any stock or cash received by the holder from the Corporation.

22.      GOVERNING LAW

         The Management Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Appendix B
 1. Amendment to Certificate of Incorporation
 2. Amendment to By-laws.

                           Certificate of Amendment of

                          Certificate of Incorporation

                          of U.S. Wireless Corporation

         Under Section 242 of the Delaware Corporation Law:

         The Undersigned, for the purpose of amending the Certificate of Incorporation of U.S. Wireless Corporation, does hereby certify and set forth:

     FIRST: The name of the Corporation is: U.S. WIRELESS CORPORATION

     SECOND: The Certificate of Incorporation was filed by the Department of State on 12th day of February, 1993.

     THIRD: The amendment to the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is to amend the indemnification provisions of "Article Eighth," so that, as amended, said Article shall read as follows:

                  EIGHTH.

                  A director of the Corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under Delaware General Corporation Law as the same exists or may hereinafter be amended. Any repeal or modification of this Article EIGHTH shall not adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

     FOURTH:

     The amendment to the Articles of Incorporation of the Corporation set forth above was adopted at the Annual Meeting of the Corporation=s stockholders on the 25th day of November, 1997.

         IN WITNESS WHEROF, the undersigned President of this Corporation has executed this Certificate of Amendment on this 25th day of November, 1997.

                                    U.S. WIRELESS CORPORATION


                                    Dr. Oliver Hilsenrath, President

                              Amendment to By-Laws

         ARTICLE VIII - INDEMNIFICATION OF DIRECTORS,
         OFFICERS AND EMPLOYEES

         Except to the extent expressly prohibited by the Delaware Corporation Law, the corporation shall indemnify each person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the corporation, or serves or served at the request of the corporation, any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgment, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees, incurred in connection with such action or proceeding, or any appeal therein, provided that no such indemnification shall be made if a judgment or other final adjudication adverse to such person establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled, and provided further that no such indemnification shall be required with respect to any settlement or other non-adjudicated disposition of any threatened or pending action or proceeding unless the corporation has given its prior consent to such settlement or other disposition.

         The corporation may advance or promptly reimburse upon request any person entitled to indemnification hereunder for all expenses, including attorneys' fees, reasonably incurred in defending any action or proceeding in advance of the final disposition thereof upon receipt of an undertaking by or on behalf of such person to repay such amount if such person is ultimately found not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced or reimbursed exceed the amount to which such person is entitled, provided, however, that such person shall cooperate in good faith with any request by the corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

         Nothing herein shall limit or affect any right of any person otherwise than hereunder to indemnification or expenses, including attorneys' fees, under any statute, rule, regulation, certificate of incorporation, by-law, insurance policy, contract or otherwise.

         Anything in these by-laws to the contrary notwithstanding, no elimination of this by-law, and no amendment of this by-law adversely affecting the right of any person to indemnification or advancement of expenses hereunder shall be effective until the 60th day following notice to such person or such action, and no elimination of or amendment to this by-law shall deprive any person of his or her rights hereunder arising out of alleged or actual occurrences, acts or failures to act prior to such 60th day.

         The corporation shall not, except by elimination or amendment of this by-law in a manner consistent with the preceding paragraph, take any corporate action or enter into any agreement which prohibits, or otherwise limits the rights of any person to, indemnification in accordance with the provisions of this by-law. The indemnification of any person provided by this by-law shall continue after such person has ceased to be a director, officer or employee of the corporation and shall inure to the benefit of such person's heirs, executors, administrators and legal representatives.

         The corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of such person pursuant to this by-law, it being expressly recognized hereby that all directors, officers and employees of the corporation, by serving as such after the adoption hereof, are acting in reliance hereon and that the corporation is estopped to contend otherwise.

         In case any provision in this by-law shall be determined at any time to be unenforceable in any respect, the other provisions shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the corporation to afford indemnification and advancement of expenses to its directors, officers and employees, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

         For purposes of this by-law, the corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his or her duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan, and excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered indemnifiable expenses. For purposes of this b law, the term "corporation" shall include any legal successor to the corporation, including any corporation which acquires all or substantially all of the assets of the corporation in one or more transactions.

Appendix C
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20659

                                 FORM 10-QSB/A-1



         [ X ] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

                                       Or

          [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  For the quarterly period ended June 30, 1997
         --------------------------------------------------------------

                         Commission File Number 0-24742

                            U.S. WIRELESS CORPORATION
              (Exact name of registrant as specified in is charter)

Delaware                                13-3704059
(State or other jurisdiction
of incorporation or                     (I.R.S. Employer Identification No.)
organization)

                 2694 Bishop Drive, San Ramon, California 94583
               (Address of principal executive offices) (Zip Code)

                                 (510) 830-8801
              (Registrant=s telephone number, including area code)


     (Former name, former address and former fiscal year if changed from last report)


     Check whether the issuer (1) has filed all documents and reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [ X ] No [ ]

     APPLICABLE TO CORPORATE ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS DURING THE PRECEDING FIVE YEARS

     Check whether the registrant filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan conformed by a court.

Yes [ ] No [ ]

APPLICABLE ONLY TO CORPORATE ISSUERS

     Common stock, par value $.01 per share: 7,325,245 shares outstanding as of June 30, 1997.

                   U.S. WIRELESS CORPORATION AND SUBSIDIARIES

                                TABLE OF CONTENTS


                                                                                                 Page

PART I.           FINANCIAL INFORMATION

ITEM 1.           FINANCIAL STATEMENTS
                  Consolidated condensed balance sheets as of June 30, 1997
                  (unaudited) and March 31, 1997 (audited)                                       3

                  Consolidated condensed statements of operations (unaudited) for
                  the three and six months ended June 30, 1997 and 1996                          4

                  Consolidated condensed statements of cash flows (unaudited) for
                  the six months ended June 30, 1997 and 1996                                    5

                  Notes to consolidated condensed financial statements                           6


ITEM 2.           MANAGEMENT=S DISCUSSION AND ANALYSIS OF
         FINANCIAL CONDITION AND RESULTS OF OPERATIONS                                           8


PART II.          OTHER INFORMATION                                                              10


                  Signatures                                                                     11


                   U.S. WIRELESS CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET

                     As of June 30, 1997 and March 31, 1997


                                                             June 30,       March 31,
                                                             1997           1997
                                                             (Unaudited)    Note 1

                                                             ASSETS

Current Assets:
 Cash and cash equivalents ..............................   $  4,521,628    $  5,328,781
 Other current assets ...................................          3,500           3,500
                                                           ------------    ------------
         Total current asset ............................      4,575,128       5,332,281

Equipment, improvements and fixtures, net
 of accumulated depreciation and amortization ...........        431,897         281,211

Other assets ............................................          4,667           4,667
                                                           ------------    ------------
         Total assets ...................................   $  4,961,692    $  5,618,157
                                                           ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable and accrued expenses ..................   $     40,162    $    140,550
 Obligations under capital leases, current ..............         25,238          25,238
                                                           ------------    ------------
         Total current liabilities ......................         65,400         165,788
                                                           ------------    ------------

 Obligations under capital leases, noncurrent ...........         39,118          45,427
                                                           ------------    ------------

         Total liabilities ..............................        104,518         211,215
                                                           ------------    ------------

Minority interest in subsidiaries .......................      1,516,706       1,529,534
                                                           ------------    ------------
Stockholders' equity:
 Common stock,$.01 par value, 40,000,000 shares
   authorized; issued and outstanding at June 30, 1997,
   7,325,245 shares; at March 31, 1997, 10,031,250 shares         73,253         100,312
 Additional paid-in capital .............................     18,950,838      20,493,262
 Unearned compensation ..................................     (1,148,798)     (1,277,918)
 Stock subscription receivable ..........................           --        (1,569,483)
 Accumulated deficit ....................................  ( 14,534,825)     (13,868,763)
                                                           ------------    ------------
         Total stockholders' equity .....................      3,340,468       5,618,159
                                                           ------------    ------------
         Total liabilities and stockholders' equity .....   $  4,961,692    $  3,877,410
                                                           ============    ============



      See accompanying notes to consolidated condensed financial statements

                   U.S. WIRELESS CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
           For the Three Months Ended June 30, 1997 and June 30, 1996
                                   (Unaudited)

                                                                    June 30,       June 30,
                                                                    1997           1996

Net sales .......................................................   $      --      $      --
                                                                    -----------    ------------

Costs and expenses:
Operating expenses ..............................................       743,881         16,428
                                                                    -----------    ------------

                                         Total costs and expenses       743,881         16,428
                                                                    -----------    ------------

Loss before other income, minority interest,
discontinued operations and cumulative effect of a change in
accounting principle ............................................      (743,881)       (16,428)

Other income:
 Interest income ................................................        64,994           --

Minority interest in net loss of subsidiaries ...................        12,825           --
                                                                    -----------    ------------

Loss before discontinued operations and
cumulative effect of a change  in accounting principle ..........      (666,062)       (16,428)

Discontinued operations .........................................          --         (708,952)
                                                                    -----------    ------------

Loss before cumulative effect
of a change in accounting principle .............................      (666,062)      (725,380)

Cumulative effect of change in accounting
principle .......................................................          --         (459,435)
                                                                    -----------    ------------

Net loss ........................................................   $  (666,062)   $(1,184,815)
                                                                    ===========    ============
Loss per common equivalent share:

Loss before discontinued operations and
cumulative effect of a change in accounting principle ...........   $(. 09         $       (.01)

Discontinued operations .........................................        --                (.37)

Cumulative effect of a change in accounting
principle .......................................................        --              (. 24 )
                                                                    -----------    ------------

Net loss ........................................................   $      (.09)   $    (. 62 )
                                                                    ===========    ============

Weighted average number of common
shares outstanding ..............................................     7,325,245      1,929,330
                                                                    ===========    ============


      See accompanying notes to consolidated condensed financial statements

                    U.S WIRELESS CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (Unaudited)
                           Increase (Decrease) in Cash

                                                                                          Three Months Ended
                                                                                          June 30,        June 30,
                                                                                          1997            1996

CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss ...............................................................................   $  (666,062)   $(1,184,815)
Adjustments to reconcile net loss to cash (used)
   provided for operating activities:
  Cumulative effect of a change in accounting
   principle ...........................................................................          --          459,435
   Loss on discontinued operations .....................................................          --          708,952
  Depreciation .........................................................................        36,205           --
  Amortization of excess of cost over net
   assets acquired .....................................................................          --            6,542
  Minority interest in net losses of subsidiaries ......................................       (12,828)          --
  Amortization of unearned compensation ................................................       129,120           --


Increase (Decrease) from changes in assets and liabilities:
                                                 Deposits ..............................          --           (2,000)
                                   Accounts payable and accrued expenses ...............      (100,388)          --
                             Decrease in net assets of discontinued operations .........          --         (862,589)


                             Net cash (used) provided for operating activities .........      (613,953)      (874,475)


CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of equipment, improvements and fixtures ..................................      (186,891)          --
  Acquisition of equipment, discontinued operations ....................................          --          (86,907)

                Net cash used for inventing activities .................................      (186,891)       (86,907)


CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments of stockholder advances ...................................................          --            6,250
  Payments on capital lease obligations ................................................        (6,309)          --
  Proceeds from affiliates .............................................................          --           12,500
  Net cash provided by financing activities of discontinued operations .................          --       (1,100,089)

                             Net cash (used) provided by financing activities ..........        (6,309)     1,118,839


NET INCREASE(DECREASE) IN CASH .........................................................      (807,153)       157,457
  Cash, beginning of period ............................................................     5,328,781         75,181

  Cash, end of period ..................................................................   $ 4,521,628    $   232,638


Supplemental disclosure of cash flow information:
   Interest paid - by discontinued operations ..........................................   $      --      $    91,838
   Taxes paid ..........................................................................   $     4,800    $       800


      See accompanying notes to consolidated condensed financial statements

                   U.S. WIRELESS CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)



NOTE 1-           BASIS OF PRESENTATION:

                  The accompanying unaudited consolidated condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-QSB. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the interim financial statements include all adjustments considered necessary for a fair presentation of the Company's financial position and the results of its operations for the three months ended June 30, 1997, are not necessarily indicative of the results to be expected for the full fiscal year. For further information, refer to the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997, as filed with the Securities and Exchange Commission.

NOTE 2-           ORGANIZATION:

                  Labyrinth Communications Technologies Group, Inc. (Labyrinth)

                  On July 31,1996, the Company consummated a stock purchase agreement and acquired 51% of the outstanding shares of common stock of Labyrinth, whereby 20% of the shares were acquired for $2,000,000 from Labyrinth and an additional 31% was acquired from the principle stockholder of Labyrinth for 2,250,000 shares of the Company's common stock. Upon consummation of this acquisition, the founding shareholder of Labyrinth, Dr. Oliver Hilsenrath, was appointed the Company's President and Chief Executive Officer. Labyrinth is a development stage company engaged in the research and development of wireless communications technology.


                  Mantra Technologies, Inc. (Mantra)

                  On July 31, 1996, the Company consummated an agreement and acquired 51% of the outstanding common stock of Mantra Technologies, Inc. and an option to acquire the remaining 49% of the outstanding shares of common stock for an aggregate purchase price of $500,000. Pursuant to the terms of the agreement, the Company has the right to acquire the remaining 49% of the outstanding shares of common stock in exchange for an aggregate 1,000,000 shares of the Company's common stock. In order for the Company to exercise its options, the closing bid price of its common stock must have been at least $5.00 for the 30 trading days prior to the date of exercise. Mantra is a development stage company which is engaged in the development of an advanced user interface for the internet and other data bases.

NOTE 3-           EQUIPMENT, IMPROVEMENTS AND FIXTURES:

                  Equipment, improvements and fixtures at June 30, 1997 and March 31, 1997 consisted of the following:


                                                  June 30,    March 31,
                                                  1997        1997

Equipment .....................................   $ 442,941    $ 256,050
Furniture and fixtures ........................      43,642       43,642
                                                  ---------   ---------
                                                    486,583     299,692
Less: accumulated depreciation and amortization     (54,686)   (18,481)
                                                  ---------   ---------

                                                  $ 431,897   $ 281,211
                                                  =========   =========


                   U.S. WIRELESS CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 4-           STOCK OPTIONS:

     During the year ended March 31, 1997, the Company issued Common Stock options to its employees and to various consultants performing services for the Company. The options granted to employees vest over three years, expire five years from the date of the grant and have exercise prices ranging from $2 to $5 per share. Substantially all of the options granted to consultants vest immediately, expire five years from the date of grant and have exercise prices ranging from $2 to $4 per share.

         At June 30, 1997, there remained 4,191,500 options outstanding of which, 1,550,000 options were exercisable.

         The difference between the exercise price and the fair market value of the options issued to employees on the dates of grant were accounted for as unearned compensation and amortized to expense over the related vesting period. During the fiscal year ended March 31, 1997, $1,549,453 of unearned compensation was recorded, of which $271,535 was amortized to expense. During the three months ended June 30, 1997, $129,120 of unearned compensation was amortized to expense. The remaining unamortized balance of unearned compensation at June 30, 1997 was $1,148,798 as reflected in the accompanying balance sheet.


NOTE 5-           STOCKHOLDERS' EQUITY:

     In April 1997, the Company and an unaffiliated company agreed to rescind an agreement whereby that company had acquired 3,106,005 shares of the Company=s Common Stock in exchange for common shares of a third company that were held by the Company. As a result, 2,706,005 shares of common stock were returned to the Company and the shares of the third company were returned to the rescinding party. This transaction was consummated in May 1997.

NOTE 6-           RELATED PARTY TRANSACTIONS:

                  Employment and Consulting Agreements

     In April 1997, the Company amended the five year employment agreement it had entered into with its President. The agreement as amended, provides for an annual salary of $160,000 and annual increases of 15% per annum. Upon the execution of the original agreement, the President was granted an option to purchase 1,500,000 shares of the Company's Common Stock at $2.00 per share. No such options were exercised as of June 30, 1997. The agreement provides for a two year non-compete period upon the termination of the President's employment and provides for severance compensation in the amount of three times the aggregate annual compensation paid to the President during the preceding calendar year.

     ITEM 2- MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS


GENERAL:

     The Company was originally organized in February 1993. Historically, through August 15, 1996, the Company's results of operations have related primarily to the Company's former majority owned subsidiary, Play Co. Toys & Entertainment Corp. (PCT). With the acquisition of 51% of the common stock of each of Labyrinth Communications Technologies Group, Inc. (Labyrinth) and Mantra Technologies, Inc. (Mantra) as of July 31, 1996, the Company has changes its business focus from that of a holding company for retail operations to that of a holding company for research and development in the technology industry, in particular, that related to wireless communication and InterNet and data base interface technology.

     Therefore, the results of operations for the three month period ending June 30, 1996 that the Company maintained its investment in PCT, until its spin-off effective August 15, 1996, are not directly comparable to the full three month period ended June 30, 1997. The results from operations of PCT have been restated and reflected as discontinued operations in the statement of operations for the three months ended June 30, 1996.

RESULTS OF OPERATIONS:

Three Months Ended June 30, 1997 as compared to the Three Months Ended June 30, 1996:

     The Company had no reportable sales during the three months ended June 30, 1997, as the Company has changed its business focus from that of a holding company for the retail operations of PCT, referred to above, to that of a holding company for research and development.

     The Company did report consolidated operating expenses of $781,381 during the three months ended June 30, 1997 which consisted primarily of compensation and administrative expenses and the purchase of testing equipment and component parts for the building of RadioCameras inherent in the start up of operations in its new operating venue.

RESEARCH AND DEVELOPMENT-FUTURE OPERATIONS

     Labyrinth anticipates that the research and development and testing stages of its planned products will continue for approximately six to twelve months. Therefore, Labyrinth does not anticipate receiving any revenues from operations for between six to twelve months. The funds raised by Labyrinth through private placement and its sale of the 51% to the Company will be used for general corporate purposes including salaries, fees and expenses, as well as for developing prototypes and, eventually, the initial marketing of its planned products.

     Likewise, Mantra is also in the development stage and working on the further development and testing of a software package that operates in the background of the personal computer to access InterNet data and other databases, which correlates to the users' personality/profile and business objectives; which service shall be designed to optimize search time and use on the InterNet
 . Mantra is currently developing and testing a prototype.

LIQUIDITY AND CAPITAL RESOURCES

     At June 30, 1997, the Company reported working capital of $4,509,728. At June 30, 1997, the Company had $4,521,628 in business checking and money market accounts. The Company believes that its available cash as of June 30, 1997 will be sufficient to fund its operating needs through the balance of the fiscal year.

     Trends Affecting Liquidity, Capital Resources and Operations

     As the nature of the Company's operations have shifted to development stage operations, management is currently not aware of any trends that may affect its liquidity, capital resources and operations.

     The Company's future operations however, could be adversely affected if the Company's timetable for the development, marketing and manufacturing of its products exceeds the available capital resources. The primary initial expenses of the new operations will include the salaries of some of its officers, who comprise the research and development team and the purchase of equipment and component parts. The Company anticipates needing additional financing in order to commence production, marketing and sales activities. The Company anticipates that its limited resources, in addition to its anticipated continued research, development and testing shall be sufficient for approximately 24 months, though it may cause significant strain on the Company's management, technical, financial and other resources.

Inflation and Seasonality

         Inflation and seasonality are currently not expected to have a material effect on the Company's liquidity, capital resources and operating activities.

PART II -         OTHER INFORMATION

ITEM 1 -          Legal Proceedings: None

ITEM 2. -         Changes in Securities: None

ITEM 3 -          Defaults Upon Senior Securities: None

ITEM 4 -          Submission of Matters to a Vote of Security Holders: None

ITEM 5 -          Other Information: None

ITEM 6 -          Exhibits and Reports on Form 8-K: None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       U.S. Wireless Corporation
                                                                    (Registrant)


September 15, 1997                                 By: /s/ Dr. Oliver Hilsenrath

Date                                                       Dr. Oliver Hilsenrath
                                                         Chief Executive Officer